Guggenheim Variable Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated June 30, 2023

to the currently effective Statement of Additional Information (the "SAI"), dated May 1, 2023, as may be supplemented from time to time, for Series B (Large Cap Value Series), Series O (All Cap Value Series), Series Q

(Small Cap Value Series), and Series V (SMid Cap Value Series) (collectively, the "Funds")

This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective immediately, Chris Phalen is added as a portfolio manager of each Fund. Accordingly, the changes to the SAI set forth below are also effective immediately.

The section entitled "Portfolio Managers—Other Accounts Managed by Portfolio Managers" of the SAI is amended by adding the below sentence:

As of May 30, 2023, Chris Phalen did not manage any registered investment companies, vehicles or accounts.

The following information is added to the section entitled "Portfolio Managers—Portfolio Manager Ownership of Fund Shares" of the SAI:

As of May 30, 2023, Chris Phalen did not beneficially own any shares of Series B (Large Cap Value Series), Series O (All Cap Value Series), Series Q (Small Cap Value Series), and Series V (SMid Cap Value Series).

Please Retain This Supplement for Future Reference

SUPVT-STAT-VALUE-0623x0524